UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):     May 12, 2008
                                                   -------------------

                        PetMed Express, Inc.
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      (Exact name of registrant as specified in its charter)

          Florida                  000-28827            65-0680967
----------------------------      ------------      -------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
    of incorporation)             File Number)      Identification No.)


           1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
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          (Address of principal executive offices) (Zip Code)


                           (954) 979-5995
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         (Registrant's telephone number, including area code)


                            Not Applicable
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

  On  May  12, 2008, PetMed Express, Inc. discussed its financial
results  for  the  year ended March 31, 2008.   A  copy  of  this
conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

   (d)    Exhibits.

          99.1 - Conference call transcript by PetMed Express,
                 Inc. on May 12, 2008


                          EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Conference  call transcript  by  PetMed Express,
                Inc. on May 12, 2008


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2008

                                     PETMED EXPRESS, INC.

                                     By: /s/ Bruce S. Rosenbloom
                                        ------------------------
                                     Name: Bruce S. Rosenbloom
                                     Title: Chief Financial
                                            Officer